UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2005

SYNTROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-21911	73-1565725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4322 South 49th West Avenue Tulsa, Oklahoma	74107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 592-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The Company has updated its 2005 quarterly projections as presented below.

The information being furnished pursuant to Item 7.01 of this report shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

2005 Quarterly Projections

($ in thousands, except per share data)

	Forecast 3Q 2005	Forecast 4Q 2005	2005
Joint Development Revenue	$943.0	$942.0	$8,313.0
Oil and Gas Revenues	30.0	30.0	121.0
Other	—	—	6.0

Total Revenues	973.0	972.0	8,440.0

Lease Operating Expense and Taxes	10.0	10.0	34.0
Catoosa Demonstration Facility	2,899.0	2,899.0	10,381.0
Pilot Plant, Engineering and Research & Development	4,093.0	4,093.0	12,792.0
General & Administrative	4,650.0	4,650.0	18,271.0
Depreciation, Depletion & Amortization	675.0	675.0	2,731.0
Non-Cash Compensation Expense	1,144.0	1,144.0	5,525.0

Operating Income	(12,498.0)	(12,499.0)	(41,294.0)

Interest Expense	(430.0)	(435.0)	(1,710.0)
Investment and Interest Income	469.5	405.9	1,821.4
Other Income (Expense)	—	—	3,998.0

Pre-tax Income	(12,458.5)	(12,528.1)	(37,184.6)
Income Tax (Benefit) Provision
Current	—	—	—
Deferred	—	—	—

Total	—	—	—
Net Income (Loss)	$(12,458.5)	$(12,528.1)	$(37,184.6)

EPS	$(0.23)	$(0.23)	$(0.70)
Shares Outstanding	55,265	55,265	53,418

Capital Expenditures
International Oil & Gas	$2,742.0	$2,742.0	$12,667.0
Domestic Oil & Gas	$200.0	$167.0	$2,347.0
General Capital Expenditures	$150.0	$150.0	$885.0

	$3,092.0	$3,059.0	$15,899.0

Projected Cash Balance	$81,185.5	$70,099.0	$70,099.0

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K includes forward-looking statements as well as historical facts. These forward-looking statements include statements relating to the Company’s quarterly projections for 2005. When used in this document, the word “projection,” and similar expressions are intended to be among the statements that identify forward-looking statements. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, these kinds of statements involve risks and uncertainties. Actual results may not be consistent with these forward-looking statements. Important factors that could cause actual results to differ from these forward-looking statements include, but are not limited to, those relating to the Company’s business results during 2005, general economic conditions, changes in the Company’s projects from current expectations, the accuracy of the Company’s assumptions regarding production from the Aje Field, volatility of oil and gas prices, variations in assumed production volumes, construction and use of a GTL/Oil FPSO, development of the Aje Field by project participants, variations in assumed operating and capital expenditures, and risks that the cost of designing, constructing and operating commercial-scale gas-to-liquids (“GTL”) plants will exceed current estimates, the schedule for construction of commercial-scale GTL plants will extend beyond current estimated schedules, financing for design and construction of commercial-scale GTL plants and our other activities may not be available, commercial-scale GTL plants will not achieve the same results as those demonstrated on a laboratory or pilot basis, GTL plants may experience technological and mechanical problems, improvements to the Syntroleum Process currently under development may not be successful, markets for GTL plant products may not develop, plant economics may be adversely impacted by operating conditions, including energy prices, construction risks and risks associated with investments and operations in foreign countries, the Company’s ability to implement corporate strategies, competition, intellectual property risks, the Company’s ability to obtain necessary financing and other risks detailed in the Company’s Annual Report on Form 10-K and other filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTROLEUM CORPORATION

Date: July 27, 2005	By:	/s/ Richard L. Edmonson
Richard L. Edmonson
Senior Vice President, General Counsel and Corporate Secretary